Delaware

The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "FROZEN FOOD GIFT GROUP, INC.", CHANGING ITS NAME FROM "FROZEN FOOD GIFT GROUP, INC." TO "APT MOTO VOX GROUP, INC.", FILED IN THIS OFFICE ON THE TWENTIETH DAY OF JUNE, A.D. 2014, AT 9:18 O'CLOCK A.M.

A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.

SECRETARY OF STATE · DELAWARE

Jeffrey W. Bullock, Secretary of State

4749927 8100

AUTHENTICATION: 1471937

140862806

DATE: 06-20-14

State of Delaware
Secretary of State
Division of Corporations
Delivered 10:43 AM 06/20/2014
FILED 09:18 AM 06/20/2014
SRV 140862806 - 4749927 FILE

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

It is hereby certified that:

1. The name of the corporation (hereinafter called the "corporation") is FROZEN FOOD GIFT GROUP, INC.

2. The certificate of incorporation of the corporation is hereby amended by striking out Article **FIRST** thereof and by substituting in lieu of said Article the following new Article:

FIRST: The name of this corporation shall be:
APT MOTO VOX GROUP, INC.

3. That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

4. That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this 20th day of June, 2014.

By: William Maher
Title: VICE PRESIDENT
Name: William Maher